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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated January 14, 2000, included in Old Kent Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


                                                       /s/ ARTHUR ANDERSEN LLP



Chicago, Illinois
December 15, 2000